Exhibit 10.32

                      TENTH AMENDMENT TO SECOND AMENDED
                     AND RESTATED REVOLVING CREDIT FACILITY


         THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT FACILITY dated as of November 1, 2002 (the "Tenth Amendment") is by and between

         STANLEY FURNITURE COMPANY, INC., a Delaware corporation (the "Borrower"); and

         PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor in interest to National Bank of Canada, a Canadian chartered bank (the "Lender").


RECITALS

         A. The Lender has made a certain credit facility available to the Borrower pursuant to the terms and conditions contained in that certain Second Amended and Restated Revolving Credit Facility dated as of February 15, 1994 among the Borrower, National Canada Finance Corp. and National Bank of Canada, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of August 21, 1995, a Second Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 1996, a Third Amendment to Second Amended and Restated Credit Agreement dated as of June 24, 1997, a Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of February 24, 1998, a Fifth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 10, 1999, a Sixth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 30, 2000, a Seventh Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 31, 2000, an Eighth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of December 18, 2001 and a Ninth Amendment to Second Amended and Restated Revolving Credit Facility dated as of August 16, 2002 (as amended, the "Loan Agreement").

         B. The Loan Agreement and the other documents executed in connection therewith were assigned from National Canada Finance Corp. to National Bank of Canada and then from National Bank of Canada to Lender pursuant to an Asset Purchase Agreement dated as of November 15, 2001.

         C. The Borrower has requested that the Lender make certain changes to the Loan Agreement.

         D. The Lender has agreed to make these changes to the Loan Agreement as set forth herein.

         NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

         A. The Loan Agreement is amended as follows:


                  1. The definition of "Subsidiary" in Section 1.01 is deleted in its entirety and replaced with the following:

                  " "Subsidiary" or "Subsidiaries" means, as to any Person, (a)
             a corporation of which shares of stock have ordinary voting power to elect a majority of the board of directors of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both , by such Person , and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time;".

                  2. Section 8.01 (b) is amended by (i) deleting the word "and"
             in front of subparagraph (D); (ii) adding the word "and" after the semicolon at the end of paragraph (b) and (iii) adding a new subparagraph (E) to read as follows:

                  "(E) the transfer of assets to Stanley Furniture of Lexington,
             LLC; Stanley Furniture of Robbinsville, LLC; Stanley Furniture of Stanleytown, LLC and Stanley Furniture of Martinsville, LLC;".

                  3. Section 8.01 (e) is amended by (i) deleting the word "and"
             in subparagraph (v), (ii) replacing the period at the end of subparagraph (vi) with a semicolon and the word "and" and (iii) adding a new subsection (vii) to read as follows:

                  "(vii) investments in Stanley Furniture of Lexington, LLC;
             Stanley Furniture of Robbinsville, LLC; Stanley Furniture of Stanleytown, LLC or Stanley Furniture of Martinsville, LLC."

                  4. Section 8.01 (f) is amended by adding after the words
             Exhibit F the following:

                  "and except for transactions with Stanley Furniture of
             Lexington, LLC; Stanley Furniture of Robbinsville, LLC; Stanley Furniture of Stanleytown, LLC or Stanley Furniture of Martinsville, LLC,".

         B. The Borrower represents and warrants that, as of the date hereof, it is not in default of the terms of the Loan Agreement, as amended hereby, or any of the other documents executed between the Borrower and the Lender in connection therewith.

         C. This Tenth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

         D. This Tenth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed under the seal as of the day and year first above written.


                                           STANLEY FURNITURE COMPANY, INC.
ATTEST

By /s/ Anita W. Wimmer                     By /s/ Douglas I. Payne
----------------------                     ---------------------------------
Title  Treasurer                           Title  Executive Vice President
                                                  Finance and Administration

      (Corporate Seal)



                                           PNC BANK, NATIONAL ASSOCIATION


                                           By /s/ Alex W. Council
                                           --------------------------------
                                           Title  Vice President